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                                                                   EXHIBIT 10.37



                    AGREEMENT

Parties             Dental/Medical Diagnostic Systems, Inc.
                    200 N. Westlake Blvd., Suite 202
                    Westlake Village, CA 91362
                    ("DMD")

                    DMD N.V.
                    (formerly named Imaging Concepts N.V)
                    Xavier DeCocklaan 68/4
                    B-9831
                    Deurle, Belgium
                    ("DMD N.V.")

Date:               September 17, 1997

Place:              Westlake Village, California

                                    RECITALS

     A. DMD's predecessor, Dental/Medical Diagnostic Systems, LLC and Edudata Corporation, together with Michael Van Gerven and Imaging Concepts N.V., now collectively named DMD N.V., entered into a Distributor Agreement dated June 1, 1996, appointing DMD N.V. as distributor for Dental/Medical Diagnostic Systems, LLC and Edudata Corporation (collectively referred to as "D&M") for the marketing and sales of the products known as the TeliCam IntraOral camera system, consisting of camera, handpiece, illumination system and lens and the full range of software within the territory described in Schedule A attached to this Agreement and made a part hereto by this reference ("Territory").

     B. All parties agree that the Distributor Agreement shall be terminated and the relationship between the parties shall be controlled by the terms of this Agreement.

     IT IS MUTUALLY AGREED AS FOLLOWS:

     1. By the signing of this Agreement by all parties, the Distributor Agreement shall have no force or effect, and all parties shall look to the terms, conditions and performance of obligations under this Agreement only.

     2. The consideration for the forfeiture of distributor rights within the Territory as described in the Distributor Agreement and any alleged rights to distribute any DMD products (including but not limited to, DMD licensed


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products, technology and equipment and all software currently developed or to be developed in the future) shall be as follows:

          (a) DMD N.V. shall receive fifty thousand (50,000) shares of common stock in DMD as of the close of business _________________.

     3. Guy DeVreese represents and warrants that he has acquired all interests of Michel Van Gerven in and to Imaging Concepts N.V. and any interest, personal or otherwise, Michel Van Gerven may have in and to the Distributor Agreement. Guy DeVreese shall produce documentation satisfactory to DMD, evidencing the transfer of such interest from Michele Van Gerven to Guy DeVreese or DMD N.V.

     4. General Provisions

          (a) Modification or Amendment. This Agreement may be modified or amended in whole or in part from time to time only by the mutual written agreement signed by all parties.

          (b) Governing Law. All provisions of this Agreement, shall be subject to and shall be enforced and construed pursuant to the laws of the State of California.

          (c) Attorney's Fees and Costs. In the event of any dispute arising under this Agreement, the prevailing party shall be entitled to recover interest as may be provided by law, court costs and reasonable attorneys' fees.

          (d) Severability. If any provision or term of this Agreement is held to be invalid, or unenforceable, the remainder of the provisions shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated.

          (e) Entire Agreement. The parties hereto agree that this Agreement, including Exhibit A attached hereto, constitutes and expresses the entire agreement between the parties concerning the subject matter hereto.

          (f) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed effective twenty-four (24) hours after having been deposited in the United States mail, postage prepaid, registered or certified and addressed to the addressee at its main office, as set forth below. Any party may change its address for purposes of the Agreement by written notice given in accordance with this provision.

          (g) Arbitration. Any controversy or claim arising out of or relating to this agreement or the breach of the agreement will be settled by arbitration in

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accordance with the rules of the American Arbitration Association. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction over the award.

        (h) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, representatives and assignees; however, DMD N.V. acknowledges that the Agreement is personal and may be assigned only upon approval by DMD.

        IN WITNESS THEREOF, this Agreement shall be effective as of the date written above.



                                                "DMD"
                                                DENTAL/MEDICAL DIAGNOSTIC
                                                SYSTEMS, INC.


Dated:      9/17/97                             By: [SIG]
       ------------------                           ---------------------
                                                          President


                                                "DMD N.V."

Dated: September 17, 1997
       ------------------                       -------------------------
                                                Maureen Siefert


Dated:      9/17/97                             /s/ GUY DEVREESE
       ------------------                       -------------------------
                                                Guy DeVreese
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                                   SCHEDULE A
                                   ----------

                                  "TERRITORY"


The countries of Iceland; Norway; Sweden; Finland; The Netherlands; U.K., which includes Ireland, Scotland and Great Britain; Belgium/Luxembourg; France; Spain, Portugal; Germany; Austria; Switzerland; Italy; Greece; Cyprus.

DATE: September 17, 1997                DENTAL/MEDICAL DIAGNOSTIC
      -------------------------         SYSTEMS, Inc., a Delaware Corporation



200 N. Westlake Blvd.,                  BY:  [SIG]
Suite 202                                    ----------------------------------
Westlake Village, CA  91362

Date:  9/12/97                          DMD N.V.
       -------------------------
                                        By:  [SIG]
--------------------------------             ----------------------------------

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